UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2024
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BigBear.ai Holdings, Inc.
(Exact name of Registrant as Specified in Charter)
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Delaware	001-40031	85-4164597
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification Number)

6811 Benjamin Franklin Drive, Suite 200
Columbia, MD 21046
(Address of principal executive offices, including Zip Code)
(410) 312-0885
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Trading	Name of each exchange
Title of each class	Symbols	on which registered
Common stock, $0.0001 par value	BBAI	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Carl Napoletano was appointed as Chief Operating Officer of BigBear.ai Holdings, Inc. (the "Company") on October 1, 2024.

Mr. Napoletano, age 61, previously served as Vice President of Special Projects of the Company since January 2024. From December 2020 to January 2024, Mr. Napoletano led BigBear.ai's Integrated Defense Systems Portfolio of critical decision support solutions serving over 300,000 users at the Army, OSD, Joint Staff, ITWSD, and other Government/Department of Defense agencies. From August 1999 to December 2020, Mr. Napoletano was the Principal and Senior Vice President at ProModel Corporation, leading the development of mission-critical decision support solutions for the Department of Defense and in 2020, he led the integration of BigBear.ai's acquisition of ProModel Government Solutions. Mr. Napoletano has a Bachelor of Science in Electrical Engineering from the Rochester Institute of Technology.

There is no arrangement or understanding between Mr. Napoletano and any other person pursuant to which he was appointed Chief Operating Officer, nor is there any family relationship between Mr. Napoletano and any of the Company’s directors or executive officers. There are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transactions, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Napoletano had, or will have, a direct or indirect material interest.

On October 4, 2024, the Company issued a press release announcing the appointment of Mr. Napoletano. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
99.1	Press release dated October 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 4, 2024

By:	/s/ Sean Ricker
Name:	Sean Ricker
Title:	Chief Accounting Officer